                        AUTHENTIC SPECIALTY FOODS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

      COMMON STOCK                                 CUSIP 05266E 10 7
PAR VALUE $1.00 PER SHARE                SEE REVERSE FOR CERTAIN DEFINITIONS
                                            AND RESTRICTIONS ON TRANSFERS
THIS CERTIFIES THAT






IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                        AUTHENTIC SPECIALTY FOODS, INC.

(hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Restated Articles of Incorporation of the Corporation, as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                [SEAL]
 /s/ HERMAN L. GRAFFUNDER                  /s/ CHARLES H. ESSERMAN
         President                       Vice President and Secretary

Countersigned and Registered:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                 Transfer Agent and Registrar

By

                                        Authorized Signature
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                        AUTHENTIC SPECIALTY FOODS, INC.

        Reference is made to Article Four of the Restated Articles of Incorporation of the Corporation, and all amendments thereto, now or hereafter on file with the Secretary of State of the State of Texas, for a statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued by the Corporation and the denial of pre-emptive rights of shareholders.
        Copies of such Restated Articles of Incorporation, as amended, are also on file with each Transfer Agent, and copies thereof may be obtained by any shareholder, without charge, from the Corporation or from any such Transfer Agent.
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- .......... Custodian ..........
            TEN ENT -- as tenants by the entireties                             (Cust)               (Minor)
            JT TEN --  as joint tenants with right of                           under Uniform Gifts to Minors
                       survivorship and not as tenants                          Act........................
                       in common                                                          (State)

            Additional abbreviations may also be used though not in the above list.


        For Value Received, ______________________ hereby sell, assign and transfer unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
         _________________________________________

         |                                       |
         _________________________________________


         _______________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                                CODE, OF ASSIGNEE)

         _______________________________________________________________________

         _______________________________________________________________________

         ________________________________________________________________ Shares

         of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

         _____________________________________________________________ Attorney

         to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________________________________________

               ______________________________________________________

               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


         SIGNATURE GUARANTEED: _________________________________________________

                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.